SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class A Shares
Fiscal period ending:  10/31/95
Inception date (if less than 10 years of performance):


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1,000    $1,000        $1,000


ERV =  Ending Redeemable Value   $1,160                 $1,995
$3,765


T   =  Average Annual
       Total Return               15.96%   14.81%       14.17%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $24,262,821

Expenses                         $ 5,670,685

Reimbursement                    $0

Average shares                   496,327,314

NAV                              $15.77

Sales Charge                        5.75%

POP                              $16.73

Yield at POP                        2.70%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class B Shares
Fiscal period ending:  10/31/95
Inception date (if less than 10 years of performance):  4/27/92


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000



ERV =  Ending Redeemable Value   $1,219         N/A    $1,517



T   =  Average Annual
       Total Return               21.91%     N/A        12.60%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $15,613,180

Expenses                         $6,887,824

Reimbursement                    $ 0

Average shares                   322,092,025

NAV                              $15.63

Maximum Contingent Deferred
    Sales Charge                 5.0%

Yield at NAV                     2.09%

    SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class M Shares
Fiscal period ending:  10/31/95
Inception date (if less than 10 years of performance):  5/1/95


TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        N/A       N/A          $1,000


ERV =  Ending Redeemable Value   N/A       N/A          $1,079



T   =  Average Annual
       Total Return              N/A       N/A             7.94%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $58,894

Expenses                         $21,444

Reimbursement                    $0

Average shares                   1,207,323

NAV                              $15.74

Sales Charge                        3.50%

POP                              $16.31

Yield at POP                        2.29%

       SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: The Putnam Fund for Growth and Income-- Class Y Shares
Fiscal period ending:  10/31/95
Inception date (if less than 10 years of performance):  6/15/94


TOTAL RETURN

Formula  --  Average Annual Total Return:    ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year      5 Years   10 Years*

P   =  Initial Investment        $1,000      N/A       $1,000



ERV =  Ending Redeemable Value   $1,233                N/A
$1,300


T   =  Average Annual
       Total Return              23.28%      N/A        19.66%*

              *Life of fund, if less than 10 years

YIELD

Formula:

                  Interest + Dividends - Expenses
  2 (-------------------------------------------------- +1)(6) -1
                    POP x Average shares


Interest and Dividends           $594,389

Expenses                         $ 95,286

Reimbursement                    $ 0

Average shares                   12,149,917

NAV                              $ 15.78

Yield at NAV                         3.14%